EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 28, 2000 relating to the financial statements of ANB Corporation appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000, and to the reference to our firm appearing under the heading "Experts" in the Registration Statement.


                                                              /s/ OLIVE LLP
                                                                  Olive LLP

    Indianapolis, Indiana
    October 3, 2000